UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

STARSTREAM ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-186079	68-0682786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Rowayton Avenue, 2nd Floor
Rowayton, Connecticut 06853
Tel. (203) 803-1995
Fax (212) 656-1735
(Address of Principal Executive Offices)

Gelia Group, Corp.
 (Former name or former address if changed since the last report)

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective November 11, 2013, the Company amended its Articles of Incorporation to change its name to Starstream Entertainment, Inc. In connection with the change of name, the Company changed its stock symbol from GEIA to SSET which was approved by the Financial Industry Regulatory Authority effective on November 11, 2013.

ITEM 8.01 OTHER EVENTS

As disclosed in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 18, 2013, on October 8, 2013 the board of directors and the majority of the stockholders of the Company approved a stock dividend of 3.272 shares for each share of common stock issued and outstanding as of the record date of November 4, 2013.

The stock dividend was approved by the Financial Industry Regulatory Authority effective on November 4, 2013.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Certificate of Amendment of the Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	Starstream Entertainment, Inc.

	By:	/s/ Kim Leadford
Name: Kim Leadford
Title: Chief Executive Officer